Exhibit 99.3

FINANCIAL INFORMATION

The Financial Statements of the Company filed with this report were prepared by management and commence on the following page, together with related Notes. In the opinion of management, the statements fairly present the financial condition of the Company.

Ludvik Capital, Inc
As of December 31, 2009

ASSETS

ASSETS
Cash and Cash Equivalents	$2,031
Investments at Fair Value
Control Investments at cost	11,884,077
Non Control Investments at market	3,988,854

TOTAL ASSETS	$15,874,962

LIABILITIES and STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$15,543
TOTAL LIABILITIES	$15,543
STOCKHOLDERS' EQUITY
Common stock, $0.001 par value; 100,000,000 shares Authorized and 79,478,465 shares issued;
Opening Balance Equity	$9,178,769
Additional paid in capital	$6,680,650

TOTAL STOCKHOLDERS' EQUITY	$15,859,419

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,874,962

Net Asset Value per share	$0.20

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
Year ended December 31, 2009
(Unaudited)

STATEMENT OF OPERATIONS

OPERATING INCOME

Fee Income	$118,750
Dividend Income	-
Total Income	$118,750

OPERATING EXPENSES

Administration	$78,888
Incentive Compensation	158,122
Consulting	27,250
Management Fee	435,567
Legal	21,500
Total Expenses	721,327
Operating Profit (Loss)	(602,577)

Tax Benefit(Expense)

Deferred Tax Credit	$(11,526,091)
Current Tax Benefit(Expense)	(602,577)
Total Tax Benefit	$(12,128,668)

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
Notes To Financial Statements
As of December 31, 2009

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	Organization and Business Operations

Ludvik Capital, Inc as the successor company by merger to Patriot Advisors, Inc, and Templar Corporation("the Company") was incorporated in the State of Delaware on October 20,2006 to serve as a vehicle to effect the Agreement and Plan of Merger in United States Bankruptcy Court in the District of Maine in Case No.04-20328.

On November 8, 2006, the Company began business operations, and all activity prior to that date relates to the Company's formation and implementation of the Agreement and Plan of merger. On February 7, 2007 the plan was approved by the court.

B.	Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with generally accepted accounting principles in the United States. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures in these financial statements are adequate and not misleading.

In the opinion of management, the financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Company's financial position as of December 31, 2009 and is not necessarily indicative of the results for any future period.

C.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

D.	Investments at Fair Value

The Investments at Fair Value consist of the following:

Control Investments at Cost

ACRE/Real Estate	$2,521,705
Avenger Boats	$1,020,794
Family Support Payment Corporation	$676,597
Patriot Advisors Inc	$7,664,981

Total:	$11,884,077

Non Control Investments at Market

Island Residences Club, Inc 750,000 common shares @ $1.00	$750,000

RotateBlack, Inc 100 common shares @ $0.42	$42

SS Group Note Principal $2,500,000+ 11%pa interest	$3,159,312

FASTA, Inc 4.95% interest, accrued $30,000 fee	$79,500

Total:	$3,988,854

The Investments consist of the cost basis for the investments in real estate, ACRE, Avenger Boats, Child Support Payment Corporation and Patriot Growth Fund, LP. The Investments at Fair Value also include the holdings of Patriot Advisors, Inc and Templar Corporation as they specifically relate to loans to Unitech Industries, Inc, holdings in Prepaid Systems Inc and investment in the Patriot Growth Fund.

E.	Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The company has $11,526,091 in tax loss carry forwards consisting of a tax loss carry forward of:
(i)	$ 8,426,091 on the Cybersentry investment,
(ii)	$ 2,000,000 on the Prepaid Systems, Inc investment,
(iii)	$ 600,000 on the Unitech Industries, Inc investment and
(iv)	$ 500,000 on the Patriot Growth Fund Partnership interest.

NOTE 2. STOCKHOLDERS' EQUITY

A.	Preferred Stock

The Company is not authorized to issue shares of preferred stock.

B.	Common Stock

The Company is authorized to issue 100,000,000 shares of common stock at $0.001 par value.

C.	Warrant and Options

There are no warrants or options outstanding to issue any additional shares of common stock.

D.	Subsequent Events

Not applicable

NOTE 3. Management's Discussion and Analysis - Plan of Operation.

The following discussion should be read in conjunction with the information contained in the financial statements of the Company and the Notes thereto appearing elsewhere herein.

Results of Operations - As of December 31, 2009

The operations of Ludvik Capital, Inc (“LCI”) will include making investments in public and private companies. LCI will provide long-term equity and debt investment capital to fund growth, acquisitions and recapitalization of small and middle-market companies in a variety of industries primarily located in the U.S. LCI will make active or passive investments in common and preferred stock and warrants or rights to acquire equity interests; in addition to senior and subordinated loans; or convertible securities. Ludvik Capital will serve as a lead investor for transactions, as well as a co-investor in companies along with other private equity sponsors.

The Company has $2,031 in cash and cash equivalents as of December 31, 2009 and investments of $15,874,962.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements. Such statements may include statements regarding seeking business opportunities, payment of operating expenses, and the like, and are subject to certain risks, uncertainties and assumptions which could cause actual results to differ materially from projections or estimates contained herein. Factors which could cause actual results to differ materially include, among others, unanticipated delays or difficulties in location of a suitable business acquisition candidate, unanticipated or unexpected costs and expenses, competition and changes in market conditions,lack of adequate management personnel and the like. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company cautions again placing undue reliance on forward-looking statements all of that speak only as of the date made.

NOTE 4. Controls and Procedures.

The Company maintains a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this report, as well as to safeguard assets from unauthorized use or disposition. As of December 31, 2009, the Company's Chief Executive Officer and principal financial officer has evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based upon that evaluation, the Company's Chief Executive Officer and principal financial officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

PART II -- OTHER INFORMATION

Item 1. Legal Proceedings.

The company may become involved in legal proceedings in the normal course of business. The Company is unaware of any legal proceedings against it that would materially affect its operations.

Item 2. Changes in Securities.

Not applicable.

Item 3. Defaults upon Senior Securities.

Not applicable.

Item 4. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 5. Other Information.

Not applicable.

Item 6. Exhibits and Reports

None

SIGNATURES

The company caused this financial report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ludvik Capital, Inc
(Company)

By:	/s/ Frank J Kristan
Name:	Frank J. Kristan
Title:	President

Dated: December 31, 2009.